Critical accounting judgments and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2024
Critical accounting judgments and key sources of estimation uncertainty
Critical accounting judgments and key sources of estimation uncertainty

4. Critical accounting judgments and key sources of estimation uncertainty

In the application of the accounting policies, we are required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

Our estimates and assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revisions and future periods if the revision affects both current and future periods.

The following are the critical judgments that we have made in the process of applying the accounting policies and the key sources of estimation that have the most significant effect on the amounts recognized in the consolidated financial statements presented elsewhere in this annual report.

Critical judgments in applying accounting policies

IFRS 15 – Revenue recognition of the collaboration with Gilead for the development of filgotinib (reported within the results from discontinued operations)

Our critical judgments were as follows:

Identification of the contract

Despite the recent additional amendment to the collaboration with Gilead for the development of filgotinib (reference is made to note 2), management judged that all activities are still beneficial for the further development of filgotinib, for which Gilead still owns the ex-Europe rights. All contract modifications have thus been analyzed following the requirements of IFRS 15 as we concluded that Gilead is still to be considered as a customer. This is also supported by the fact that we concluded that there continues to be only one performance obligation with respect to filgotinib.

Identification of the performance obligation

The recent modifications to the collaboration with Gilead (reference is made to note 2) did not give rise to new performance obligations. There was only a change in scope and price of the existing filgotinib performance obligation, which was only partly satisfied at the time of the modification. Based on this, the contract modification has been treated on a cumulative catch-up basis under IFRS 15.

Allocation of the total transaction price

We assessed that the contract modification only changes the scope of the filgotinib performance obligation and the change in both fixed and variable consideration is reflective of the updated stand-alone selling price for the remaining activities of this performance obligation. If we would have concluded that the increased consideration was not, or only partially, related to the filgotinib performance obligation, the consideration would have been potentially allocated to other performance obligations in the contract, which would alter the timing of revenue recognition.

The denominator used in the calculation of the percentage of completion reflects our best estimate of our total costs to complete the filgotinib performance obligation. These costs were assessed considering management’s best estimate of the design and duration of ongoing and planned clinical trials and the expected closing of the transaction with Alfasigma. As a result of this transaction, the contract with Gilead relating to filgotinib was transferred to Alfasigma and we were released from our performance obligation. The remaining costs per December 31, 2023 mainly reflect the costs that we still estimate to incur before the transfer to Alfasigma.

IFRS 5 – Classification of group of assets/liabilities held for sale (disposal group) and discontinued operations

Management determined that selling the Jyseleca® business represents a “discontinued operation” in accordance with IFRS 5. We assessed that the Jyseleca® business represents a component of the group for which the related operations and cashflows could be distinguished from the rest of the entity. Jyseleca® is our only commercialized product and represents a major line of business.

Management assessed that, at December 31, 2023, the sale of the Jyseleca® business to Alfasigma was highly probable. A letter of intent was signed on October 30, 2023 and included a customary break-up fee in the event that the parties would not proceed with definitive agreements (share and asset purchase agreement and transition agreement). These definitive agreements were signed on December 30, 2023 and only included usual and customary closing conditions. Based on this, we assessed that the sale was highly probable and classified the disposal group as held for sale per December 31, 2023.

Our inventories were not considered to be part of the disposal group held for sale. The inventories will not transfer to Alfasigma on closing of the sale transaction but will gradually be transferred to Alfasigma over the coming years. In the meantime, we will bear all risks related to these inventories.

We refer to note 5 for more information about the discontinued operations and disposal group held for sale.

Transfer of Jyseleca® business to Alfasigma – transition services

During a certain transition period after the closing of the sale of the Jyseleca® business to Alfasigma on January 31, 2024, we still performed certain activities for the benefit of Alfasigma, in accordance with the transition agreement.

Our critical judgments were as follows:

●	As part of the transition agreement, we agreed to contribute €40.0 million to AlfaSigma for Jyseleca® related development activities. We concluded that the transition agreement was negotiated as one package together with the share and asset purchase agreement with Alfasigma, and therefore this contribution was considered as part of the calculation of the gain on disposal of subsidiaries. We refer to note 5 for more information.
●	As part of the transition services, we continued to sell the products to end-customers in certain countries during a transition period. We collected the cash from the customers, but transferred the net profit generated by these sales to Alfasigma. All of this was done for the benefit, and at the risk, of Alfasigma. As such, we present revenues on a net basis in our consolidated income statement (within discontinued operations).
●	Sale of inventories to Alfasigma: we concluded that we are still in full control of our inventories and therefore present the revenues and cost of sales relating to the sale of inventories (API, brite stock and finished products) to Alfasigma on a gross basis in our results from continuing operations. Revenues from the supply of these products to Alfasigma are recognized upon transfer of the control relating to these products.

Key sources of estimation uncertainty

The following are the key sources of estimation uncertainty that have the most significant effect on the amounts recognized in our consolidated financial statements for the year ended December 31, 2024.

Transfer Jyseleca® business to Alfasigma – Determination of the fair value of the contingent earn-outs

The contingent consideration included in the total consideration for the sale of the Jyseleca® business to Alfasigma was recorded at fair value at the completion date (January 31, 2024) and is updated at each reporting date. The fair value is based on our best estimate of the expected earn-outs and sales milestones in the future, considering probability adjusted sales forecasts of Jyseleca® discounted using an appropriate discount rate. The fair value is reviewed at each reporting date and any changes are reflected in our consolidated income statement, in the line 'Net profit from discontinued operations, net of tax'.

Determination of fair value of equity instruments

As there is no active market for any of our equity instruments and most of the companies we invest in are early stage R&D organizations, we establish the fair value by using other valuation techniques. The fair value is estimated by management based on the cost of investment and adjusted as necessary for impairment and revaluations with reference to relevant available information and recent financing rounds. The inputs used are categorized as Level 3 inputs.

We refer to note 16 for more information about the equity investments.

Adaptimmune collaboration

Under the terms of the Collaboration and Exclusive License Agreement, we paid an upfront exclusivity payment of $70.0 million and $15.0 million in R&D funding to Adaptimmune at signing of the collaboration. A further $15.0 million in R&D funding will follow subject to the start of dosing in the proof-of-concept trial.

We capitalized the $70.0 million as intangible asset (as an exclusive right) and amortize it over the expected exclusivity period. At each reporting period, we will reassess this period. The expected exclusivity period is depending on the evolution of the program and any changes thereto can lead to changes in the amortization period.

The $15.0 million has been recognized as deferred expense and will gradually be released in R&D expenses over the R&D period, which can fluctuate as well overtime, depending on the progress of the program. We refer to note 20 for more information about the deferred expenses.

Goodwill impairment

Determining whether goodwill is subject to impairment requires an estimate of the recoverable amount of the cash-generating unit to which the goodwill has been allocated. The calculation of this recoverable amount includes forecasts of future cash flows of the cash-generating unit (highly dependent upon the probability of success linked to the progress of our clinical programs) that cover a period of 16 years and an appropriate discount rate is required to calculate present values, a process which involves estimates. Given that the calculation contains cashflows that go beyond the 5-years horizon it becomes less verifiable and more assumptions are used. Unexpected events, inherent in the business, can cause that results are completely different than the ones predicted. These estimates are constantly monitored and an impairment test will be executed as soon as there is an impairment indicator and at least annually. The carrying value of goodwill at December 31, 2024 is €70.0 million (€69.6 million at December 31, 2023).

We refer to note 13 for more information about the goodwill and impairment of goodwill.

Costs to complete the filgotinib performance obligation

The denominator used in the calculation of the percentage of completion reflected our best estimate of the total costs to complete the filgotinib performance obligation (which was composed of the actual costs already incurred at previous reporting date and our best estimate of the remaining costs to complete the performance obligation). As our estimate of the costs was depending on the evolution of the development activities and the expected closing date of the transfer of the Jyseleca® business to Alfasigma, it could have been subject to change in the future. Our total deferred income balance related to this filgotinib performance obligation amounted to €26.3 million on December 31, 2023 and was released to revenue from discontinued operations in the first quarter of 2024 as a result of the completion of the sale of the Jyseleca® business to Alfasigma on January 31, 2024. The sale to Alfasigma included the transfer of the amended filgotinib agreement, and by consequence marked the end of our performance obligation towards Gilead.

We refer to note 5 for more information on the results from discontinued operations.

Contingent consideration

The contingent consideration included in the consideration payable for the acquisition of CellPoint was recorded at fair value at the date of acquisition and is updated at each reporting date. The carrying amount at December 31, 2024 amounts to €20.6 million (€21.0 million at December 31, 2023). These fair values were mainly based on our best estimate of probabilities of reaching the underlying milestones and by applying an appropriate discount rate. The fair values are reviewed at each reporting date and any changes are reflected in our consolidated income statement.

We refer to note 26 for more information about the contingent consideration payable for the acquisition of CellPoint.